Exhibit 99.2

--------------------------------------------------------------------------------
Frequently Asked Questions for Cox Communications, Inc. Employees
--------------------------------------------------------------------------------

1.  What is Cox Enterprises, Inc. offering to do?
         Cox Enterprises, Inc. (CEI) has proposed to acquire all of the remaining shares of Cox Communications, Inc. (CCI) held by minority shareholders. We contemplate that the transaction would be structured as a tender offer followed by a merger in which CCI becomes a wholly owned subsidiary of CEI.

2.  What is a tender offer?
         A tender offer is an offer made directly to individual shareholders to purchase their shares for a cash payment. This process is governed by Securities and Exchange Commission (SEC) regulations.

3.  Why is CEI doing this?
         We want to expand our interest in the cable industry, and the fact is, we know CCI well and believe there is no better-run cable company out there.

4.  What is the next step in the process?
         We expect the CCI Board of Directors to form a special committee, comprised of its independent directors, to evaluate and discuss the proposal further. With the help of its own legal and financial advisers, the special committee will evaluate our proposal and negotiate it with us. The transaction proposed by CEI requires the approval of the special committee.

5.  Currently, what is the relationship between CEI and CCI?
         CEI currently owns approximately 62 percent of CCI. Since CCI became public in 1995, CEI has at all times maintained at least this ownership level.

6.  Will CCI's business continue to operate as it is currently?
         Yes.

7.  Will the transaction result in an organizational change at CCI or CEI?
         No. If CCI were to become a private company, it would not change its business. CCI will continue to provide great customer service and state-of-the-art products to its subscribers. Cost reductions played no role in CEI's consideration of the deal. CEI has always believed in allowing its companies the freedom and flexibility to run their businesses. That philosophy has not changed as a result of this action.

8.  What does this mean for employees of other CEI companies?
         All companies will continue to operate as they do currently.

9.  Will we be doing a similar transaction with Cox Radio?
         As a matter of corporate policy, we don't speculate on our future actions. We are not currently contemplating any transaction involving Cox Radio. Radio is a highly valued member of the CEI family of businesses.

10. Will salary, health care or pension benefits be affected?
         We don't anticipate any changes in salary, health care or pension benefits.

11. What happens to my 401(k)?
         You will continue to participate in the CCI 401(k) plan (Savings Plus). The only difference going forward will be that CCI stock would no longer be an investment option. If you currently hold CCI company stock in your 401(k) account, these shares can be sold in the tender offer. That transaction would be tax deferred. Vanguard will contact you to explain this process.

12. Will the CCI Employee Stock Purchase Plan (ESPP) continue?
         If you participated in a CCI ESPP, and you continue to hold these shares, you may participate in any tender offer or subsequent merger. If the contemplated transaction proceeds, the shares of CCI would no longer be publicly traded, so we would no longer plan to offer an ESPP. Therefore, the 2004 plan scheduled to commence in the fall of 2004 would be cancelled. If your shares are still at Wachovia, you can call
         (888) 396-0853 to learn the number of shares you have in your account. If you transferred the shares out of that account, you will need to contact your broker directly.

13. What happens to any CCI stock that I may own?
         If you own shares in CCI, you may participate in any tender offer on the same basis as all other shareholders. Following approval of CEI's offer and a merger agreement by the special committee, CEI's current intention is to file offering materials with the SEC and mail those materials to CCI stockholders. Those materials will provide instructions and details about the options and rights you have as a CCI shareholder.
         You may elect not to sell your shares as part of the tender offer. However, you should be aware that if the proposed merger is implemented, your shares will be cancelled and you will receive the same per share cash payment as that made to tender offer participants.

14. Will this transaction affect my opportunities for advancement?
         The transaction will not impact CCI's mission or business objectives. As in the past, opportunities for advancement in all of CEI's businesses will continue to be based on the needs of the business and your individual performance.

15. What if the transaction doesn't happen?  Then what?
         We believe this offer presents benefits to both CEI and CCI. CCI shareholders have the ability to receive a premium to recent trading values and CEI has the chance to make an incremental investment in an asset it knows well. However, if the transaction does not move forward, CCI would continue operating as a public company and CEI would continue as the majority stockholder.

16. Where and when will employees get more information?
         We know you have many questions, but during the period following our proposal, both CEI and CCI are limited under SEC regulations as to the amount of information we can share. In the interim, a dedicated employee-only toll-free line has been created to keep you informed. Please take the opportunity to call the line if you have any questions, at (866) 700-0301 or in the Atlanta area, (678) 645-4730. We encourage you to leave a recorded message with your questions.

Note: This document is intended to serve as a brief summary of employee issues relating to a possible tender offer. If a tender offer for CCI shares is commenced, you are urged to read CEI's tender offer statement for CCI and CCI's solicitation/recommendation statement, to be filed with the Securities and Exchange Commission (SEC) when they become available, because those documents will contain important information. You will be able to obtain these documents and other documents filed by CEI and CCI free of charge at the SEC's website at www.sec.gov. In addition, CCI's solicitation/recommendation statement may be obtained free of charge by contacting CCI, 1400 Lake Hearn Drive, Atlanta, GA 30319 (Attention: Investor Relations), telephone (404) 843-5000, and CEI's tender offer statement may be obtained free of charge by contacting CEI, 6205 Peachtree Dunwoody Road, Atlanta, GA 30328 (Attention: Legal Department), telephone (678) 645-0000.

Statements in this document represent the intentions, plans, expectations and beliefs of CEI and involve risks and uncertainties that could cause actual events to differ materially from the events described in this document, including risks or uncertainties related to the success of our negotiations with the special committee, whether the conditions to the tender offer will be satisfied, and if not, whether the tender offer and merger will be completed, as well as changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the broadband communications industry or the business or prospects of CCI. CEI wishes to caution the reader that these factors, as well as other factors described or to be described in CEI's SEC filings with respect to the transaction, are among the factors that could cause actual events or results to differ materially from CEI's current expectations described herein.

--------------------------------------------------------------------------------
                      Frequently Asked Questions for Former
                       Cox Communications, Inc. Employees
--------------------------------------------------------------------------------


1. What does this mean for my vested "in the money" stock options that I received as a former Cox Communications, Inc. (CCI) employee?
         Holders can exercise their vested options at any point in time. Under the proposal, holders of vested "in the money" options (i.e., options with an exercise price lower than the current market price) would be able to continue to exercise these options and (subject to applicable CCI option plan and company restrictions), CEI anticipates that such holders may:

         (a) Exercise these options and simultaneously resell the shares acquired, just as you can today (for example, by means of a "cashless" exercise).
         (b) Exercise these options using your own funds and become a stockholder of CCI. In the case of a merger, you would then receive a cash payment for each share equal to the per share price paid to all other shareholders in the tender offer.
         (c) Alternatively, to avoid out-of-pocket expense, CEI is proposing to offer a "cash out" of vested "in the money" options. In the event of a merger, CEI would make a cash payment to option holders who wish to receive a payment, equal to the difference between the exercise price and the per share price paid to all other shareholders in the tender offer.
         (d) Holders may choose not to exercise their "in the money" options. However, you should be aware that in the event of a merger, shares of CCI's common stock would no longer be listed for trading on the New York Stock Exchange. In that event, there would not be a public market for these shares, and as such, your right to resell these shares would be limited.

2. What does this mean for my vested "underwater" options that I received as a former CCI employee (i.e., options with an exercise price higher than the current market price)?
         We anticipate that the vesting and exercise provisions of these options will not change.

Note: This document is intended to serve as a brief summary of issues relating to a possible tender offer. If a tender offer for CCI shares is commenced, you are urged to read CEI's tender offer statement for CCI and CCI's solicitation/recommendation statement, to be filed with the Securities and Exchange Commission (SEC) when they become available, because those documents will contain important information. You will be able to obtain these documents and other documents filed by CEI and CCI free of charge at the SEC's website at www.sec.gov. In addition, CCI's solicitation/recommendation statement may be obtained free of charge by contacting CCI, 1400 Lake Hearn Drive, Atlanta, GA 30319 (Attention: Investor Relations), telephone (404) 843-5000, and CEI's tender offer statement may be obtained free of charge by contacting CEI, 6205 Peachtree Dunwoody Road, Atlanta, GA 30328 (Attention: Legal Department), telephone (678) 645-0000.

Statements in this document represent the intentions, plans, expectations and beliefs of CEI and involve risks and uncertainties that could cause actual events to differ materially from the events described in this document, including risks or uncertainties related to the success of our negotiations with the special committee, whether the conditions to the tender offer will be satisfied, and if not, whether the tender offer and merger will be completed, as well as changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the broadband communications industry or the business or prospects of CCI. CEI wishes to caution the reader that these factors, as well as other factors described or to be described in CEI's SEC filings with respect to the transaction, are among the factors that could cause actual events or results to differ materially from CEI's current expectations described herein.

--------------------------------------------------------------------------------
        Frequently Asked Questions for Cox Communications, Inc. Retirees
--------------------------------------------------------------------------------

1. What is Cox Enterprises, Inc. offering to do?
          Cox Enterprises, Inc. (CEI) has proposed to acquire all of the remaining shares of Cox Communications, Inc. (CCI) held by minority shareholders. We contemplate that the transaction would be structured as a tender offer followed by a merger in which CCI becomes a wholly owned subsidiary of CEI.

2. What is a tender offer?
         A tender offer is an offer made directly to individual shareholders to purchase their shares for a cash payment. This process is governed by Securities and Exchange Commission (SEC) regulations.

3. Why is CEI doing this?
         We want to expand our interest in the cable industry, and the fact is, we know CCI well and believe there is no better-run cable company out there.

4. What is the next step in the process?
         We expect the CCI Board of Directors to form a special committee, comprised of its independent directors, to evaluate and discuss the proposal further. With the help of its own legal and financial advisers, the special committee will evaluate our proposal and negotiate it with us. The transaction proposed by CEI requires the approval of the special committee.

5. Will CCI's business continue to operate as it is currently?
         Yes.

6. As a result of this transaction, would my pension benefit change?
         No.

7. As a result of this transaction, will my retiree health care coverage change? No.

8. What happens to my 401(k)?
         You will continue to participate in the CCI 401(k) plan (Savings Plus). The only difference going forward will be that CCI stock would no longer be an investment option. If you currently hold CCI company stock in your 401(k) account, these shares can be sold in the tender offer. That transaction would be tax deferred. Vanguard will contact you to explain this process.

9. What happens to any CCI stock that I may own?
         If you own shares in CCI, you may participate in any tender offer on the same basis as all other shareholders. Following approval of CEI's offer and a merger agreement by the special committee, CEI's current intention is to file offering materials with the SEC and mail those materials to CCI stockholders. Those materials will provide instructions and details about the options and rights you have as a CCI shareholder.
         You may elect not to sell your shares as part of the tender offer. However, you should be aware that if the proposed merger is implemented, your shares will be cancelled and you will receive the same per share cash payment as that made to tender offer participants.

10. Where and when will more information be available?
         We know you have many questions, but during the period following our proposal, both CEI and CCI are limited under SEC regulations as to the amount of information we can share. In the interim, a dedicated toll-free line has been created to keep you informed. Please take the opportunity to call the line if you have any questions, at (866) 700-0301 or in the Atlanta area, (678) 645-4730. We encourage you to leave a recorded message with your questions.

Note: This document is intended to serve as a brief summary of issues relating to a possible tender offer. If a tender offer for CCI shares is commenced, you are urged to read CEI's tender offer statement for CCI and CCI's solicitation/recommendation statement, to be filed with the Securities and Exchange Commission (SEC) when they become available, because those documents will contain important information. You will be able to obtain these documents and other documents filed by CEI and CCI free of charge at the SEC's website at www.sec.gov. In addition, CCI's solicitation/recommendation statement may be obtained free of charge by contacting CCI, 1400 Lake Hearn Drive, Atlanta, GA 30319 (Attention: Investor Relations), telephone (404) 843-5000, and CEI's tender offer statement may be obtained free of charge by contacting CEI, 6205 Peachtree Dunwoody Road, Atlanta, GA 30328 (Attention: Legal Department), telephone (678) 645-0000.

Statements in this document represent the intentions, plans, expectations and beliefs of CEI and involve risks and uncertainties that could cause actual events to differ materially from the events described in this document, including risks or uncertainties related to the success of our negotiations with the special committee, whether the conditions to the tender offer will be satisfied, and if not, whether the tender offer and merger will be completed, as well as changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the broadband communications industry or the business or prospects of CCI. CEI wishes to caution the reader that these factors, as well as other factors described or to be described in CEI's SEC filings with respect to the transaction, are among the factors that could cause actual events or results to differ materially from CEI's current expectations described herein.

--------------------------------------------------------------------------------
             Frequently Asked Questions for Cox Communications, Inc.
                     Retirees with Outstanding Stock Options
--------------------------------------------------------------------------------


1. What is Cox Enterprises, Inc. offering to do?
         Cox Enterprises, Inc. (CEI) has proposed to acquire all of the remaining shares of Cox Communications, Inc. (CCI) held by minority shareholders. We contemplate that the transaction would be structured as a tender offer followed by a merger in which CCI becomes a wholly owned subsidiary of CEI.

2. What is a tender offer?
         A tender offer is an offer made directly to individual shareholders to purchase their shares for a cash payment. This process is governed by Securities and Exchange Commission (SEC) regulations.

3. Why is CEI doing this?
         We want to expand our interest in the cable industry, and the fact is, we know CCI well and believe there is no better-run cable company out there.

4. What is the next step in the process?
         We expect the CCI Board of Directors to form a special committee, comprised of its independent directors, to evaluate and discuss the proposal further. With the help of its own legal and financial advisers, the special committee will evaluate our proposal and negotiate it with us. The transaction proposed by CEI requires the approval of the special committee.

5. Will CCI's business continue to operate as it is currently?
         Yes.

6. As a result of this transaction, would my pension benefit change?
         No.

7. As a result of this transaction, will my retiree health care coverage change? No.

8. What happens to my 401(k)?
         You will continue to participate in the CCI 401(k) plan (Savings Plus). The only difference going forward will be that CCI stock would no longer be an investment option. If you currently hold CCI company stock in your 401(k) account, these shares can be sold in the tender offer. That transaction would be tax deferred. Vanguard will contact you to explain this process.

9. What does this mean for my vested "in the money" stock options that I received as a former CCI employee?
         Holders can exercise their vested options at any point in time. Under the proposal, holders of vested "in the money" options (i.e., options with an exercise price lower than the current market price) would be able to continue to exercise these options and (subject to applicable CCI option plan and company restrictions), CEI anticipates that such holders may:

         (a) Exercise these options and simultaneously resell the shares acquired, just as you can today (for example, by means of a "cashless" exercise).
         (b) Exercise these options using your own funds and become a stockholder of CCI. In the case of a merger, you would then receive a cash payment for each share equal to the per share price paid to all other shareholders in the tender offer.
         (c) Alternatively, to avoid out-of-pocket expense, CEI is proposing to offer a "cash out" of vested "in the money" options. In the event of a merger, CEI would make a cash payment to option holders who wish to receive a payment, equal to the difference between the exercise price and the per share price paid to all other shareholders in the tender offer.
         (d) Holders may choose not to exercise their "in the money" options. However, you should be aware that in the event of a merger, shares of CCI's common stock would no longer be listed for trading on the New York Stock Exchange. In that event, there would not be a public market for these shares, and as such, your right to resell these shares would be limited.

10. What does this mean for my vested "underwater" options that I received as a former CCI employee (i.e., options with an exercise price higher than the current market price)?
         We anticipate that the vesting and exercise provisions of these options will not change.

11. How can I obtain a statement showing my long-term incentive awards or exercise my vested options?
         By calling Wachovia at (877) 828-0483, you can access the number of shares granted, the number of shares outstanding, the number vested and the exercise price. This also is the number you should call if you'd like to exercise you options. If you have additional questions, please call the toll-free line at (866) 700-0301 or in the Atlanta area, (678) 645-4730.

12. What happens to any CCI stock that I may own?
         If you own shares in CCI, you may participate in any tender offer on the same basis as all other shareholders. Following approval of CEI's offer and a merger agreement by the special committee, CEI's current intention is to file offering materials with the SEC and mail those materials to CCI stockholders. Those materials will provide instructions and details about the options and rights you have as a CCI shareholder.
         You may elect not to sell your shares as part of the tender offer. However, you should be aware that if the proposed merger is implemented, your shares will be cancelled and you will receive the same per share cash payment as that made to tender offer participants.

13. Where and when will more information be available?
         We know you have many questions, but during the period following our proposal, both CEI and CCI are limited under SEC regulations as to the amount of information we can share. In the interim, a dedicated toll-free line has been created to keep you informed. Please take the opportunity to call the line if you have any questions, at (866) 700-0301 or in the Atlanta area, (678) 645-4730. We encourage you to leave a recorded message with your questions.

Note: This document is intended to serve as a brief summary of issues relating to a possible tender offer. If a tender offer for CCI shares is commenced, you are urged to read CEI's tender offer statement for CCI and CCI's solicitation/recommendation statement, to be filed with the Securities and Exchange Commission (SEC) when they become available, because those documents will contain important information. You will be able to obtain these documents and other documents filed by CEI and CCI free of charge at the SEC's website at www.sec.gov. In addition, CCI's solicitation/recommendation statement may be obtained free of charge by contacting CCI, 1400 Lake Hearn Drive, Atlanta, GA 30319 (Attention: Investor Relations), telephone (404) 843-5000, and CEI's tender offer statement may be obtained free of charge by contacting CEI, 6205 Peachtree Dunwoody Road, Atlanta, GA 30328 (Attention: Legal Department), telephone (678) 645-0000.

Statements in this document represent the intentions, plans, expectations and beliefs of CEI and involve risks and uncertainties that could cause actual events to differ materially from the events described in this document, including risks or uncertainties related to the success of our negotiations with the special committee, whether the conditions to the tender offer will be satisfied, and if not, whether the tender offer and merger will be completed, as well as changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the broadband communications industry or the business or prospects of CCI. CEI wishes to caution the reader that these factors, as well as other factors described or to be described in CEI's SEC filings with respect to the transaction, are among the factors that could cause actual events or results to differ materially from CEI's current expectations described herein.

--------------------------------------------------------------------------------
             Frequently Asked Questions for Cox Communications, Inc.
                  Long Term Incentive Plan (LTIP) Participants
--------------------------------------------------------------------------------


1. What does this mean for employee stock options?
         It is our current view that in the case of the proposed merger, option vesting and exercise provisions would remain unchanged.

2. What can I do with my vested "in the money" stock options?
         Employees can exercise their vested options at any point in time. Under the proposal, holders of vested "in the money" options (i.e., options with an exercise price lower than the current market price) would be able to continue to exercise these options and (subject to applicable CCI option plan and company restrictions), CEI anticipates that such holders may:

         (a) Exercise these options and simultaneously resell the shares acquired, just as you can today (for example, by means of a "cashless" exercise).
         (b) Exercise these options using your own funds and become a stockholder of CCI. In the case of a merger, you would then receive a cash payment for each share equal to the per share price paid to all other shareholders in the tender offer.
         (c) Alternatively, to avoid out-of-pocket expense, CEI is proposing to offer a "cash out" of vested "in the money" options. In the event of a merger, CEI would make a cash payment to option holders who wish to receive a payment, equal to the difference between the exercise price and the per share price paid to all other shareholders in the tender offer.
         (d) Holders may choose not to exercise their "in the money" options. However, you should be aware that in the event of a merger, shares of CCI's common stock would no longer be listed for trading on the New York Stock Exchange. In that event, there would not be a public market for these shares, and as such, your right to resell these shares would be limited.

3. What if I hold unvested options, or vested options that are "underwater" (i.e., options with an exercise price higher than the current market price)?
         We anticipate that the vesting and exercise provisions of these options will not change.

4. How can I obtain a statement showing my long-term incentive awards or exercise my vested options?
         By calling Wachovia at (877) 828-0483, you can access the number of shares granted, the number of shares outstanding, the number vested and the exercise price. This also is the number you should call if you'd like to exercise your options. If you have additional questions, please call the employee line at (866) 700-0301 or in the Atlanta area, (678) 645-4730.

5. Will I receive future long-term incentive awards from CEI?
         CEI maintains its own long-term incentive plans, and we cannot make any predictions of future awards under these plans. CEI's present intention is that eligible CCI employees will receive long-term incentive awards on the same basis as other employees of CEI's subsidiaries.

Note: This document is intended to serve as a brief summary of employee issues relating to a possible tender offer. If a tender offer for CCI shares is commenced, you are urged to read CEI's tender offer statement for CCI and CCI's solicitation/recommendation statement, to be filed with the Securities and Exchange Commission (SEC) when they become available, because those documents will contain important information. You will be able to obtain these documents and other documents filed by CEI and CCI free of charge at the SEC's website at www.sec.gov. In addition, CCI's solicitation/recommendation statement may be obtained free of charge by contacting CCI, 1400 Lake Hearn Drive, Atlanta, GA 30319 (Attention: Investor Relations), telephone (404) 843-5000, and CEI's tender offer statement may be obtained free of charge by contacting CEI, 6205 Peachtree Dunwoody Road, Atlanta, GA 30328 (Attention: Legal Department), telephone (678) 645-0000.

Statements in this document represent the intentions, plans, expectations and beliefs of CEI and involve risks and uncertainties that could cause actual events to differ materially from the events described in this document, including risks or uncertainties related to the success of our negotiations with the special committee, whether the conditions to the tender offer will be satisfied, and if not, whether the tender offer and merger will be completed, as well as changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the broadband communications industry or the business or prospects of CCI. CEI wishes to caution the reader that these factors, as well as other factors described or to be described in CEI's SEC filings with respect to the transaction, are among the factors that could cause actual events or results to differ materially from CEI's current expectations described herein.

--------------------------------------------------------------------------------
             Frequently Asked Questions for Cox Communications, Inc.
       Long Term Incentive Plan (LTIP) Participants with Restricted Stock
--------------------------------------------------------------------------------


1. What does this mean for employee stock options?
         It is our current view that in the case of the proposed merger, option vesting and exercise provisions would remain unchanged.

2. What can I do with my vested "in the money" stock options?
         Employees can exercise their vested options at any point in time. Under the proposal, holders of vested "in the money" options (i.e., options with an exercise price lower than the current market price) would be able to continue to exercise these options and (subject to applicable CCI option plan and company restrictions), CEI anticipates that such holders may:

         (a) Exercise these options and simultaneously resell the shares acquired, just as you can today (for example, by means of a "cashless" exercise).
         (b) Exercise these options using your own funds and become a stockholder of CCI. In the case of a merger, you would then receive a cash payment for each share equal to the per share price paid to all other shareholders in the tender offer.
         (c) Alternatively, to avoid out-of-pocket expense, CEI is proposing to offer a "cash out" of vested "in the money" options. In the event of a merger, CEI would make a cash payment to option holders who wish to receive a payment, equal to the difference between the exercise price and the per share price paid to all other shareholders in the tender offer.
         (d) Holders may choose not to exercise their "in the money" options. However, you should be aware that in the event of a merger, shares of CCI's common stock would no longer be listed for trading on the New York Stock Exchange. In that event, there would not be a public market for these shares, and as such, your right to resell these shares would be limited.

3. What if I hold unvested options, or vested options that are "underwater" (i.e., options with an exercise price higher than the current market price)?
         We anticipate that the vesting and exercise provisions of these options will not change.

4. How can I obtain a statement showing my long-term incentive awards or exercise my vested options?
         By calling Wachovia at (877) 828-0483, you can access the number of shares granted, the number of shares outstanding, the number vested and the exercise price. This also is the number you should call if you'd like to exercise your options. If you have additional questions, please call the employee line at (866) 700-0301 or in the Atlanta area, (678) 645-4730.

5. Will I receive future long-term incentive awards from CEI?
         CEI maintains its own long-term incentive plans, and we cannot make any predictions of future awards under these plans. CEI's present intention is that eligible CCI employees will receive long-term incentive awards on the same basis as other employees of CEI's subsidiaries.

6. What if I am a holder of restricted stock or performance-based restricted stock?
         Shares of restricted stock cannot be transferred or sold by the holder, pursuant to the terms of the applicable award agreement. However, the proposed merger would result in the effective lapse of these restrictions and holders of restricted stock would receive a cash payment for each share equal to the per share price paid to all other shareholders in the tender offer.

Note: This document is intended to serve as a brief summary of employee issues relating to a possible tender offer. If a tender offer for CCI shares is commenced, you are urged to read CEI's tender offer statement for CCI and CCI's solicitation/recommendation statement, to be filed with the Securities and Exchange Commission (SEC) when they become available, because those documents will contain important information. You will be able to obtain these documents and other documents filed by CEI and CCI free of charge at the SEC's website at www.sec.gov. In addition, CCI's solicitation/recommendation statement may be obtained free of charge by contacting CCI, 1400 Lake Hearn Drive, Atlanta, GA 30319 (Attention: Investor Relations), telephone (404) 843-5000, and CEI's tender offer statement may be obtained free of charge by contacting CEI, 6205 Peachtree Dunwoody Road, Atlanta, GA 30328 (Attention: Legal Department), telephone (678) 645-0000.

Statements in this document represent the intentions, plans, expectations and beliefs of CEI and involve risks and uncertainties that could cause actual events to differ materially from the events described in this document, including risks or uncertainties related to the success of our negotiations with the special committee, whether the conditions to the tender offer will be satisfied, and if not, whether the tender offer and merger will be completed, as well as changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the broadband communications industry or the business or prospects of CCI. CEI wishes to caution the reader that these factors, as well as other factors described or to be described in CEI's SEC filings with respect to the transaction, are among the factors that could cause actual events or results to differ materially from CEI's current expectations described herein.

--------------------------------------------------------------------------------
                  Frequently Asked Questions for Cox Employees
--------------------------------------------------------------------------------

1. What is Cox Enterprises, Inc. offering to do?
          Cox Enterprises, Inc. (CEI) has proposed to acquire all of the remaining shares of Cox Communications, Inc. (CCI) held by minority shareholders. We contemplate that the transaction would be structured as a tender offer followed by a merger in which CCI becomes a wholly owned subsidiary of CEI.

2. What is a tender offer?
         A tender offer is an offer made directly to individual shareholders to purchase their shares for a cash payment. This process is governed by Securities and Exchange Commission (SEC) regulations.

3. Why is CEI doing this?
         We want to expand our interest in the cable industry, and the fact is, we know CCI well and believe there is no better-run cable company out there.

4. What is the next step in the process?
         We expect the CCI Board of Directors to form a special committee, comprised of its independent directors, to evaluate and discuss the proposal further. With the help of its own legal and financial advisers, the special committee will evaluate our proposal and negotiate it with us. The transaction proposed by CEI requires the approval of the special committee.

5. Currently, what is the relationship between CEI and CCI?
         CEI currently owns approximately 62 percent of CCI. Since CCI became public in 1995, CEI has at all times maintained at least this ownership level.

6. Will CCI's business continue to operate as it is currently?
         Yes.

7. Will the transaction result in an organizational change at CCI or CEI?
         No. If CCI were to become a private company, it would not change its business. CCI will continue to provide great customer service and state-of-the-art products to its subscribers. Cost reductions played no role in CEI's consideration of the deal. CEI has always believed in allowing its companies the freedom and flexibility to run their businesses. That philosophy has not changed as a result of this action.

8. What does this mean for employees of other CEI companies?
         All companies will continue to operate as they do currently.

9. Will we be doing a similar transaction with Cox Radio?
         As a matter of corporate policy, we don't speculate on our future actions. We are not currently contemplating any transaction involving Cox Radio. Radio is a highly valued member of the CEI family of businesses.

10. What happens to any CCI stock that I may own?
         If you own shares in CCI, you may participate in any tender offer on the same basis as all other shareholders. Following approval of CEI's offer and a merger agreement by the special committee, CEI's current intention is to file offering materials with the SEC and mail those materials to CCI stockholders. Those materials will provide instructions and details about the options and rights you have as a CCI shareholder.
         You may elect not to sell your shares as part of the tender offer. However, you should be aware that if the proposed merger is implemented, your shares will be cancelled and you will receive the same per share cash payment as that made to tender offer participants.

11. What if the transaction doesn't happen? Then what?
         We believe this offer presents benefits to both CEI and CCI. CCI shareholders have the ability to receive a premium to recent trading values and CEI has the chance to make an incremental investment in an asset it knows well. However, if the transaction does not move forward, CCI would continue operating as a public company and CEI would continue as the majority stockholder.

12. Where and when will employees get more information?
         We know you have many questions, but during the period following our proposal, both CEI and CCI are limited under SEC regulations as to the amount of information we can share. In the interim, a dedicated employee-only toll-free line has been created to keep you informed. Please take the opportunity to call the line if you have any questions, at (866) 700-0301 or in the Atlanta area, (678) 645-4730. We encourage you to leave a recorded message with your questions.

Note: This document is intended to serve as a brief summary of employee issues relating to a possible tender offer. If a tender offer for CCI shares is commenced, you are urged to read CEI's tender offer statement for CCI and CCI's solicitation/recommendation statement, to be filed with the Securities and Exchange Commission (SEC) when they become available, because those documents will contain important information. You will be able to obtain these documents and other documents filed by CEI and CCI free of charge at the SEC's website at www.sec.gov. In addition, CCI's solicitation/recommendation statement may be obtained free of charge by contacting CCI, 1400 Lake Hearn Drive, Atlanta, GA 30319 (Attention: Investor Relations), telephone (404) 843-5000, and CEI's tender offer statement may be obtained free of charge by contacting CEI, 6205 Peachtree Dunwoody Road, Atlanta, GA 30328 (Attention: Legal Department), telephone (678) 645-0000.

Statements in this document represent the intentions, plans, expectations and beliefs of CEI and involve risks and uncertainties that could cause actual events to differ materially from the events described in this document, including risks or uncertainties related to the success of our negotiations with the special committee, whether the conditions to the tender offer will be satisfied, and if not, whether the tender offer and merger will be completed, as well as changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the broadband communications industry or the business or prospects of CCI. CEI wishes to caution the reader that these factors, as well as other factors described or to be described in CEI's SEC filings with respect to the transaction, are among the factors that could cause actual events or results to differ materially from CEI's current expectations described herein.